Exhibit J (1)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Michael S. Bloom, hereby constitute and appoint Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Delaware Life NY Variable Account D (File No. 333-144627) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Michael S. Bloom
Michael S. Bloom

Dated: December 22, 2016

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Dennis A. Cullen, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Delaware Life NY Variable Account D (File No. 333-144627) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Dennis A. Cullen
Dennis A. Cullen

Dated: July 29, 2016

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

I, David E. Sams, Jr., hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Delaware Life NY Variable Account D (File No. 333-144627) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ David E. Sams, Jr.
David E. Sams, Jr.

Dated: July 29, 2016

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Michael K. Moran, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Delaware Life NY Variable Account D (File No. 333-144627) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Michael K. Moran
Michael K. Moran

Dated: July 29, 2016

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Donald C. Cacciapaglia, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Delaware Life NY Variable Account D (File No. 333-144627) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia

Dated: July 29, 2016

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Richard E. Kipper, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Delaware Life NY Variable Account D (File No. 333-144627) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Richard E. Kipper
Richard E. Kipper

Dated: July 29, 2016

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Homer J. Holland, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Delaware Life NY Variable Account D (File No. 333-144627) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Homer J. Holland
Homer J. Holland

Dated: July 29, 2016